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                                                                   EXHIBIT 10.17


                               CONTINUING GUARANTY

                  THIS CONTINUING GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Guaranty") dated as of August 15, 2000, is made by UTI WORLDWIDE, INC., a British Virgin Islands corporation ("Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent (in such capacity, "Agent") for the lenders ("Lenders") from time to time party to the Credit Agreement (as defined below).

                                    RECITALS

                  A. Pursuant to that certain Credit Agreement of even date herewith by and among Union-Transport Corporation, a New York corporation ("Borrower"), the other "Credit Parties" a party thereto, Agent and Lenders (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), Lenders have agreed to extend certain financial accommodations to or for the direct or indirect benefit Borrower and the other Credit Parties.

                  B. Guarantor will derive direct and indirect economic benefits if Lenders and Agent enter into the Credit Agreement and agree to extend the financial accommodations provided for therein.

                  C. Lenders are willing to extend the financial accommodations as provided for in the Credit Agreement, but only upon the condition, among others, that Guarantor shall have executed and delivered this Guaranty.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Agent agree as follows:

1.       DEFINED TERMS; CERTAIN MATTERS OF CONSTRUCTION.

         Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

2.       THE GUARANTY.

         2.1 Guaranty of Guaranteed Obligations. Guarantor hereby unconditionally guarantees to Agent, for the benefit of Agent and Lenders, and any of their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations of Borrower and the other Credit Parties (the "Guaranteed Obligations"). Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection, and that its Obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

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                  (a) the genuineness, validity, regularity, enforceability or any future amendment of or change in this Guaranty, any other Loan Document or any other agreement, document or Instrument to which Guarantor or any other Credit Party is or may become a party;

                  (b) the absence of any action to enforce this Guaranty or any other Loan Document or the waiver or consent by Agent or any Lender with respect to any of the provisions thereof;

                  (c) the existence, value or condition of, or the failure to perfect Agent's Lien (for the benefit of Agent and Lenders) against, any Collateral for the Obligations or any action, or the absence of any action, by Agent in respect thereof (including the release of any such Collateral);

                  (d) the insolvency of any Credit Party; or

                  (e) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor,

it being agreed by Guarantor that its obligations under this Guaranty shall not be discharged until the Termination Date. Guarantor shall be regarded, and shall be in the same position, as a principal obligor with respect to the Guaranteed Obligations. Guarantor agrees that any notice or directive given at any time to Agent that is inconsistent with the waiver in the immediately preceding sentence shall be null and void and may be ignored by Agent and Lenders, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless Agent and Lenders have specifically agreed otherwise in writing. Guarantor and Agent acknowledge and agree that the foregoing waivers are of the essence of the transactions contemplated by the Loan Documents and that, but for this Guaranty and such waivers, Agent and Lenders would decline to enter into the Credit Agreement.

         2.2 Demand by Agent. In addition to the terms of the Guaranty set forth in Section 2.1, and in no manner imposing any limitation on such terms, it is expressly understood and agreed that if, at any time, any of the Guaranteed Obligations are declared to be immediately due and payable, then Guarantor shall, without demand, pay to the holders of the Guaranteed Obligations the entire outstanding amount of the Guaranteed Obligations to Agent, for the benefit of Agent and Lenders. Payment by Guarantor shall be made to Agent, for the benefit of Agent and Lenders, in immediately available funds in Dollars to an account designated by Agent or at the address set forth herein for the giving of notice to Agent or at any other address that may be specified in writing from time to time by Agent, and shall be credited and applied to the Guaranteed Obligations.

         2.3 Enforcement of Guaranty. Agent shall have no obligation to proceed against Borrower or any other Credit Party or any Collateral pledged to secure the Guaranteed Obligations (although it may, at its option, so proceed) before seeking satisfaction from Guarantor, and Agent may proceed, prior or subsequent to, or simultaneously with, the enforcement of Agent's rights hereunder, to exercise any right or remedy that it may have (for the benefit of Agent and Lenders) against any Collateral as a result of any Lien it may have (for the benefit of Agent Lenders) as security for all or any portion of the Guaranteed Obligations.


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         2.4 Waiver. In addition to the waivers contained in Section 2.1,
Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any other manner claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance by Guarantor of its obligations under, or the enforcement by Agent, for the benefit of Agent and Lenders, of, this Guaranty. Guarantor hereby waives diligence, presentment and demand (whether for non payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in Borrower's or any other Credit Party's financial condition or any other fact that might increase the risk to Guarantor) with respect to any of the Obligations or all other demands whatsoever and waives the benefit of all provisions of law that are or might be in conflict with the terms of this Guaranty. Guarantor represents, warrants and agrees that, as of the date of this Guaranty, its obligations under this Guaranty are not subject to any setoffs or defenses against Agent, any Lender, or any other Credit Party of any kind. Guarantor further agrees that its obligations under this Guaranty shall not be subject to any counterclaims, setoffs or defenses against Agent, any Lender or any other Credit Party of any kind that may arise in the future.

         2.5 Benefit of Guaranty. The provisions of this Guaranty are for the benefit of Agent, Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any Credit Party, on the one hand, and Agent and Lenders, on the other hand, the Obligations of any Credit Party under the Loan Documents. This Guaranty binds Guarantor and Guarantor may not assign, transfer, or endorse this Guaranty. In the event all or any part of the Obligations are transferred, indorsed or assigned by Agent or any Lender to any Person or Persons, any reference to "Agent" or "Lender" herein shall be deemed to refer equally to such Person or Persons.

         2.6 Modification of Guaranteed Obligations. Guarantor hereby acknowledges and agrees that Agent, for itself or for the benefit of Lenders, may at any time or from time to time, with or without the consent of, or notice to, Guarantor:

                  (a) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                  (b) take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (c) amend or modify, in any manner whatsoever, any of the Loan Documents;

                  (d) extend or waive the time for any Credit Party's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under any of the Loan Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  (e) take and hold Collateral for the payment of the Guaranteed Obligations guaranteed hereby or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which Agent, for the benefit of Agent and Lenders, has been granted a Lien, to secure any Obligations, in each case as permitted by the Loan Documents;


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                  (f) release any Person who may be liable in any manner for the payment of any amounts owed by Guarantor or any other Credit Party to Agent or any Lender;

                  (g) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of Guarantor or any other Credit Party are subordinated to the claims of Agent or any Lender; or

                  (h) apply any sums paid by any Person and realized in any manner to any amounts owing by Guarantor or any other Credit Party to Agent or any Lender in the manner provided in the Credit Agreement, and Guarantor acknowledges and agrees that neither Agent nor any Lender shall incur any liability to Guarantor as a result of any of the foregoing, and no such action shall impair or release the Obligations of Guarantor.

         2.7 Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Guarantor or any other Credit Party for liquidation or reorganization, should Guarantor or any other Credit Party become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Guarantor's or such Credit Party's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         2.8 Deferral of Subrogation, Etc. Notwithstanding anything to the contrary in this Guaranty, or in any other Loan Document, Guarantor hereby:

                  (a) expressly and irrevocably waives, on behalf of itself and its successors and assigns (including any surety) until the Termination Date, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, to a holder or transferee against a maker, or to the holder of any claim against any Person and that Guarantor may have or hereafter acquire against any Credit Party in connection with or as a result of Guarantor's execution, delivery or performance of this Guaranty, or any other documents to which Guarantor is a party or otherwise; and

                  (b) acknowledges and agrees that (i) this waiver is intended to benefit Agent and Lenders and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability of this Guaranty, and (ii) Agent and Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 2.8 and their rights under this Section 2.8 shall survive payment in full of the Guaranteed Obligations.


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         2.9 Election of Remedies. Guarantor expressly acknowledges that:

                  (a) If any Credit Party defaults in the payment or performance of the Obligations and Guarantor pays to Agent or Lenders all or part of the Obligations, then Guarantor would have a right to proceed against such other Credit Party to the extent of the Obligations so paid by Guarantor and to have the benefit of any Lien held by Agent, for the benefit of Agent and Lenders, for the Obligations to the extent of the Obligations so paid by Guarantor. Such right is commonly known as the "right of subrogation."

                  (b) If any Credit Party defaults in the payment or performance of the Obligations, then Agent, for the benefit of Agent and Lenders, among other things, may enforce any Lien upon any interest in real property of any Credit Party, to the extent that any such Lien is granted by such Credit Party to secure the payment and performance of the Obligations (any such Lien, a "Real Property Lien"), by means of judicial action or by nonjudicial action commonly known as a "nonjudicial foreclosure," "trustee's sale," or "power of sale foreclosure."

                  (c) If any Credit Party so defaults and Agent, for the benefit of Agent and Lenders, enforces any Real Property Lien by means of a nonjudicial foreclosure, trustee's sale, or power of sale foreclosure, then Guarantor's right of subrogation to proceed against the applicable Credit Party would be extinguished by the operation of Section 580d of the California Code of Civil Procedure ("CCP") or any other comparable provisions of any other state, and, in such case, Guarantor might have a defense against payment under this Guaranty.

                  (d) If any Credit Party so defaults and Agent, for the benefit of Agent and Lenders, enforces any Real Property Lien by means of judicial action, Guarantor's right to proceed against any Credit Party might be limited by the operation of Section 580a of the CCP or any other comparable provisions of any other state, in which case Guarantor might have a complete or partial defense against payment under this Guaranty.

                  Nevertheless, Guarantor expressly, knowingly, and intentionally waives and relinquishes any and all rights, defenses, or benefits Guarantor might have under Sections 580a or 580d of the CCP or any other comparable provisions of any other state. In addition, Guarantor also expressly, knowingly, and intentionally waives and relinquishes any and all rights, defenses, or benefits Guarantor may have based upon an election of remedies by Agent, for the benefit of Agent and Lenders, that in any manner impairs, affects, reduces, releases, destroys or extinguishes Guarantor's subrogation rights or Guarantor's rights to proceed against any Credit Party or against any other Person or any security for the Guaranteed Obligations by way of subrogation, indemnity, contribution, reimbursement, or otherwise. In particular, Guarantor agrees that this Guaranty will remain fully effective and Guarantor will be liable to Agent and Lenders for any Guaranteed Obligations even if Agent, for the benefit of Agent and Lenders, enforces any Real Property Lien that secures the Obligations by means of a nonjudicial foreclosure, trustee's sale, or power of sale foreclosure and the effect of such sale is to prevent Guarantor from taking any action against any Credit Party to recover any amounts paid by Guarantor to Agent and Lenders under this Guaranty or otherwise limits or destroys Guarantor's right of subrogation.

                  GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL


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FORECLOSURE WITH RESPECT TO SECURITY FOR THE OBLIGATIONS, HAS DESTROYED
GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST ANY OTHER CREDIT PARTY BY THE OPERATION OF SECTION 580D OF THE CCP OR OTHERWISE, OR ANY OTHER COMPARABLE PROVISIONS OF ANY OTHER STATE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES THAT IT MAY HAVE BECAUSE BORROWER'S OR ANY OTHER CREDIT PARTY'S DEBT IS NOW, OR MAY HEREAFTER BE, SECURED BY REAL PROPERTY. THIS MEANS, AMONG OTHER THINGS: (1) AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, MAY COLLECT FROM GUARANTOR WITHOUT FIRST FORECLOSING ON ANY REAL OR PERSONAL PROPERTY COLLATERAL PLEDGED BY ANY OTHER CREDIT PARTY; (2) IF AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, FORECLOSES ON ANY REAL PROPERTY COLLATERAL PLEDGED BY ANY CREDIT PARTY: (A) THE AMOUNT OF THE DEBT MAY BE REDUCED ONLY BY THE PRICE FOR WHICH THAT COLLATERAL IS SOLD AT THE FORECLOSURE SALE, EVEN IF THE COLLATERAL IS WORTH MORE THAN THE SALE PRICE; (B) AGENT, FOR THE BENEFIT OF AGENT AND LENDERS, MAY COLLECT FROM GUARANTOR EVEN IF AGENT, BY FORECLOSING ON THE REAL PROPERTY COLLATERAL, HAS DESTROYED ANY RIGHT GUARANTOR MAY HAVE TO COLLECT FROM ANY OTHER CREDIT PARTY. THIS IS AN UNCONDITIONAL AND IRREVOCABLE WAIVER OF ANY RIGHTS AND DEFENSES GUARANTOR MAY HAVE BECAUSE BORROWER'S OR ANY OTHER CREDIT PARTY'S DEBT IS NOW, OR HEREAFTER MAY BE, SECURED BY REAL PROPERTY. THESE RIGHTS AND DEFENSES INCLUDE, BUT ARE NOT LIMITED TO, ANY RIGHTS OR DEFENSES BASED UPON SECTIONS 580a, 580b, 580d, OR 726 OF THE CCP.

         2.10 Subordination.

                  (a) Guarantor hereby agrees that, until the Termination Date, all obligations and all indebtedness of each Credit Party to Guarantor, including any and all present and future indebtedness regardless of its nature or manner of origination now or hereafter to become due and owing by any Credit Party to Guarantor (collectively, the "Subordinated Indebtedness"), are hereby subordinated and postponed and shall be inferior, in all respects, to the Obligations.

                  (b) In no circumstance shall any Subordinated Indebtedness be entitled to any collateral security; provided, that in the event any such collateral security exists, Guarantor hereby agrees that any now existing or hereafter arising Lien upon any of the assets of any Credit Party, in favor of Guarantor, whether created by contract, assignment, subrogation, reimbursement, indemnity, operation of law, principles of equity or otherwise, shall be junior and inferior to, and is hereby subordinated in priority to any now existing or hereafter arising Liens in favor of Agent, for the benefit of Agent and Lenders, or in and against the Collateral, regardless of the time, manner or order of creation, attachment or perfection of the respective Liens.

                  (c) Except as expressly permitted in the Credit Agreement, Guarantor hereby agrees that it shall not assert, collect, accept payment on or enforce any of the Subordinated Indebtedness or take collateral or other security to secure payment of the Subordinated Indebtedness until the Termination Date. Guarantor shall demand payment of, accelerate the maturity of, or declare a default or event of default under the Subordinated Indebtedness until the Termination Date. Except as expressly permitted in the Credit Agreement, Guarantor shall not cause or permit any Credit Party to make or give, and Guarantor shall receive or accept, payment in any form (whether


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direct or indirect, including by transfer to an affiliate or Subsidiary of such
Credit Party or Guarantor) on account of the Subordinated Indebtedness, make any transfers in respect of the Subordinated Indebtedness without the express prior written consent of Agent (which consent may be withheld for any reason in Agent's sole discretion), or give any collateral security for the Subordinated Indebtedness. Any payment, transfer, or collateral security so made or given by any Credit Party and received or accepted by Guarantor, without the express prior written consent of Agent, shall be held in trust by Guarantor for the account of Agent (for the benefit of Agent and Lenders), and Guarantor shall immediately turn over, in kind, any such payment to Agent for application in reduction of, or (in the case of property other than cash) as security for, the Guaranteed Obligations.

3.       DELIVERIES.

         Guarantor shall deliver to Agent (with sufficient copies for each Lender), concurrently with the execution of this Guaranty and the Credit Agreement and in a form satisfactory to Agent, the Loan Documents and other Instruments, certificates and documents as are required to be delivered by Guarantor to Agent under this Guaranty.

4.       REPRESENTATIONS AND WARRANTIES.

         To induce Agent and Lenders to make the Loans and to incur Letter of Credit Obligations under the Credit Agreement, Guarantor makes the following representations and warranties to Agent and Lenders, each and all of which shall survive the execution and delivery of this Guaranty:

         4.1 Corporate Existence; Compliance with Law. Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification;
(iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and has given all notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct; (v) is in compliance with its charter and by-laws; and (vi) is in compliance with all applicable provisions of law, except where the failure to comply, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         4.2 Executive Offices. Guarantor's executive office and principal place of business are as set forth in Schedule 4.2 hereto. 14443 Laurel Park Rd, Suite 111, Rancho Dominguez, CA 90220

         4.3 Corporate Power; Authorization; Enforceable Guaranteed Obligations. The execution, delivery and performance of this Guaranty and all instruments and documents to be delivered by Guarantor hereunder are within Guarantor's corporate power, have been duly authorized by all necessary or proper corporate action, including the consent of stockholders where required, are not in contravention of any provision of Guarantor's charter or by-laws, do not violate any law or regulation, or any order or decree of any Governmental Authority, do not conflict with or result in the breach of, or constitute a default under, or accelerate or permit the acceleration of any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other


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instrument to which Guarantor is a party or by which Guarantor or any of its property is bound, do not result in the creation or imposition of any Lien upon any of the property of Guarantor, and the same do not require the consent or approval of any Governmental Authority or any other Person, except for such consents and approvals that have been obtained prior to the date hereof. On or prior to the Closing Date, this Guaranty shall have been duly executed and delivered for the benefit of or on behalf of Guarantor, and each shall then constitute a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms.

5.       FURTHER ASSURANCES.

         Guarantor agrees, upon the written request of Agent, to execute and deliver to Agent, from time to time, any additional Instruments or documents reasonably considered necessary by Agent to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

6.       PAYMENTS FREE AND CLEAR OF TAXES.

         All payments required to be made by Guarantor hereunder shall be made to Agent, for the benefit of Agent and Lenders, free and clear of, and without deduction for, any and all present and future Taxes. If Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder, (a) the sum payable shall be increased as much as shall be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6) Agent or Lenders, as applicable, receives an amount equal to the sum it would have received had no such deductions been made, (b) Guarantor shall make such deductions, and (c) Guarantor shall pay the full amount deducted to the relevant taxing or other authority in accordance with applicable law. Within 30 days after the date of any payment of Taxes by Guarantor, Guarantor shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof. Guarantor shall indemnify and, within ten days of demand therefor, pay Agent, for the benefit of Agent and Lenders, for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6) paid by Agent or Lenders, as appropriate, with respect to any sum payable by Guarantor to Agent under this Guaranty or any other Loan Document, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

7.       OTHER TERMS.

         7.1 Entire Agreement. This Guaranty, together with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a guaranty of the loans and advances under the Loan Documents or the Guaranteed Obligations.

         7.2 Headings. The headings in this Guaranty are for convenience of reference only and are not part of the substance of this Guaranty.

         7.3 Severability. Whenever possible, each provision of this Guaranty shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.


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         7.4 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Guaranty, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 7.4); (c) one Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated at the signature page hereof or to such other address (or facsimile number) as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person (other than Guarantor or Agent) designated at the signature page hereto, if any, to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         7.5 Successors and Assigns. This Guaranty and all obligations of Guarantor hereunder shall be binding upon the successors and assigns of Guarantor (including a trustee or debtor-in-possession on behalf of Guarantor) and shall, together with the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and Lenders, all future holders of any Instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or Instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the rights of Agent and Lenders hereunder. Guarantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty.

         7.6 No Waiver; Cumulative Remedies; Amendments. Neither Agent nor any Lender shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in a writing signed by Agent and then only to the extent therein set forth. A waiver by Agent, for the benefit of Agent and Lenders, of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Agent or any Lender any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Guaranty may be waived, altered, modified, supplemented or amended except by an instrument in writing duly executed by Agent and Guarantor.


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         7.7 Termination. This Guaranty is a continuing guaranty and shall remain in full force and effect until the Termination Date. Upon payment and performance in full of the Obligations, Agent shall deliver to Guarantor such documents as Guarantor may reasonably request to evidence such termination.

         7.8 Counterparts. This Guaranty may be executed in any number of counterparts, each of which shall collectively and separately constitute one and the same agreement.

         7.9 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS GUARANTY AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNT, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG GUARANTOR, AGENT OR LENDERS PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT AND GUARANTOR ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNT, CITY OF NEW YORK, NEW YORK; AND FURTHER PROVIDED, THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT, FOR THE BENEFIT OF AGENT AND LENDERS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, ADDRESSED TO GUARANTOR AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

         7.10 WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES HERETO DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH



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

APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, EACH THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.



                         [REMAINDER OF PAGE LEFT BLANK]


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

                  IN WITNESS WHEREOF, Guarantor has executed and delivered this Continuing Guaranty as of the date first above written.

                                   "Guarantor"

                                   UTI WORLDWIDE, INC.


                                   By: /s/ Peter Thorrington
                                       -----------------------------------------
                                   Name:  Peter Thorrington
                                         ---------------------------------------
                                   Title: Chief Operating Officer
                                          --------------------------------------
                                   Address: 19443 Laurel Park Rd., #111
                                            ------------------------------------
                                            Rancho Dominguez, CA 90220
                                            ------------------------------------

                                            Attention:
                                                       -------------------------
                                            Telephone: (310) 604-3311
                                            Facsimile: (310) 604-8411

Acknowledged by:

"Agent"

GENERAL ELECTRIC CAPITAL
CORPORATION


By: /s Martin S. Greenberg
    ------------------------------
    Martin S. Greenberg
    Duly Authorized Signatory


                                       12